ZIEGLER COLLATERALIZED SECURITIES, INC.,
Issuer
and
M&I FIRST NATIONAL BANK,
Trustee
EIGHTH SUPPLEMENTAL INDENTURE
Dated as of September 1, 1995
to
INDENTURE
Dated as of December 1, 1991, as amended
CREATING $7,200,000 PRINCIPAL AMOUNT
COLLATERALIZED BONDS, SERIES 6
EIGHTH SUPPLEMENTAL INDENTURE, dated as of September 1, 1995, between
ZIEGLER COLLATERALIZED SECURITIES, INC., a Wisconsin corporation (together with its successors as provided in the Indenture referred to below, the "Issuer"), and M&I FIRST NATIONAL BANK, a national banking association with its principal office located in West Bend, Wisconsin (together with its successor as provided in the Indenture referred to below, the "Trustee"), as trustee under an Indenture dated as of December 1, 1991, as amended (the "Indenture").
                          PRELIMINARY STATEMENT
          Section 10.01 of the Indenture provides, among other things, that the Issuer, when authorized by its Board of Directors, and the Trustee may at any time and from time to time enter into an indenture supplemental to the Indenture to authorize a new Series of Bonds, and to specify certain terms of each such new Series of Bonds. The Board of Directors of the Issuer has duly authorized the execution and delivery of this Eighth Supplemental Indenture and the creation of a new Series of Bonds with an aggregate principal amount of $7,200,000 to be known as the Collateralized Bonds, Series 6 (the "Series 6 Bonds"), and the Issuer and the Trustee are executing and delivering this Eighth Supplemental Indenture in order to provide for, among other things, the Series 6 Bonds.
                               ARTICLE ONE
                           The Series 6 Bonds
                            GRANTING CLAUSES
          The Issuer hereby grants to the Trustee, in trust as provided in the Indenture, for the exclusive benefit of the Holders of the Series 6 Bonds, all of the Issuer's right, title and interest in and to (a) the Pooled Assets described in Schedule A to this Eighth Supplemental Indenture, which the Issuer is delivering to the Trustee herewith, (b) the Equipment leased and/or financed pursuant to the Pooled Assets described in Schedule A subject to any option of the respective Lessors/Debtors thereunder to purchase or prepay the principal on such Equipment, (c) the Principal and Interest Payment Account for the Series 6 Bonds, and (d) all proceeds, of every kind and nature whatsoever, including, without limitation, proceeds of proceeds, and the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquidated property, to secure the Series 6 Bonds equally and ratably without prejudice, priority or distinction between any Series 6 Bond and any other Series 6 Bond by reason of difference in time of issuance or otherwise, and to secure the payment of the principal of, and interest on, the Series 6 Bonds in accordance with their terms, all of the sums payable under the Indenture of this Eighth Supplemental Indenture with respect to the Series 6 Bonds and compliance with the provisions of the Indenture and this Eighth Supplemental Indenture with respect to the Series 6 Bonds, all as provided in the Indenture and this Eighth Supplemental Indenture.
Section 1.      Designation.
          The Series 6 Bonds shall be designated as Collateralized Bonds, Series 6.
Section 2.      Form of Series 6 Bonds.
          The Series 6 Bonds shall be in substantially the following form:
                         [FORM OF FACE OF BOND]
$________                                                   No. ________
                 ZIEGLER COLLATERALIZED SECURITIES, INC.
                   ____% COLLATERALIZED BOND, SERIES 6
    Stated    First Interest  Interest Payable     Issue
   Maturity    Payment Date   on the 1st Day of    Date       CUSIP
          Ziegler Collateralized Securities, Inc., a corporation duly organized and existing under the laws of the State of Wisconsin (herein referred to as the "Issuer"), for value received, hereby promises to pay to ____________________ or registered assigns, the principal sum of
____________________ Dollars on or prior to the date set forth above (the "Stated Maturity") and to pay interest on the unpaid portion of said principal sum from the date hereof, through the day immediately preceding the date on which such principal sum becomes due and payable, on the 1st day of the months set forth above in each year, and to pay interest on any overdue principal and on overdue interest, at the rate per annum specified in the title of this Bond.
          The first such payment of interest will be made on the first interest payment date set forth above. Except as herein otherwise provided with respect to interest payable on the date the principal of this Bond becomes due and payable (whether at Stated Maturity, by redemption or otherwise), interest on this Bond shall be payable on each Semiannual Payment Date through the day immediately preceding each such Semiannual Payment Date. The interest so payable on any Semiannual Payment Date, and any redemption of Bonds that may be made on any Redemption Date, will, as provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered on the Regular Record Date for such Semiannual Payment Date or Redemption Date, which shall be the close of business on the fifteenth day of the calendar month preceding that in which such Semiannual Payment Date or Redemption Date occurs (whether or not a Business Day). Any such redemption not made on the Redemption Date or interest not so punctually paid or duly provided for (excluding interest the payment of which is deferred pursuant to the proviso set forth in the first paragraph of this Bond) shall forthwith cease to be payable to the registered Holder on the Regular Record Date, and may be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered on a Special Record Date for the payment of such defaulted redemption proceeds and interest to be fixed by the Trustee, notice whereof shall be given to Bondholders not less than 10 days prior to such Special Record Date, or may be paid, at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.
          The principal of and interest on this Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the office or agency of the Issuer designated for such purpose in the United States of America; provided that interest may be paid, at the option of the Issuer, by check mailed to the Person entitled thereto at his address as it appears on the Bond Register.
          Reference is made to the further provisions of this Bond set forth on the reverse hereof, which shall have the same effect as though fully set forth at this place.
          Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.
          IN WITNESS WHEREOF, ZIEGLER COLLATERALIZED SECURITIES, INC. has caused this instrument to be signed, manually or in facsimile, by its President or a Vice President and by its Secretary or an Assistant Secretary and a facsimile of its corporate seal to be imprinted hereon.
          Dated:  September 1, 1995
                           ZIEGLER COLLATERALIZED SECURITIES, INC.
[SEAL]
                           By:
                                       Lynn R. Van Horn, President
Attest:
Janine R. Schmidt, Secretary
            [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]
This is one of the Series 6 Bonds referred to in the within-mentioned
Indenture.
                           M&I FIRST NATIONAL BANK, Trustee
                           Authorized Officer
                        [FORM OF REVERSE OF BOND]
                           COLLATERALIZED BOND
          This Bond is one of a duly authorized issue of Bonds of the Issuer, designated as its Collateralized Bonds (herein called the "Bonds"), issued and to be issued in one or more Series, and is part of the Series 6 Bonds designated on the face hereof (herein called the "Bonds of this Series 6"), all issued and to be issued under an Indenture dated as of December 1, 1991, as amended (herein called the "Indenture"), between the Issuer and M&I First National Bank (the "Trustee"), which term includes any successor Trustee under the Indenture, to which Indenture and all indentures supplemental thereto (including the indenture supplemental thereto which authorized the Bonds of this Series 6) reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Bonds, and the terms upon which the Bonds are, and are to be, authenticated and delivered. All terms used in this Bond which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
          As provided in the Indenture, the Bonds are issuable in Series which may vary as in the Indenture provided or permitted. All Bonds of each Series are equally and ratably secured to the extent provided by the supplemental indenture authorizing such Series. This Bond is one of the Bonds of Series 6 specified in its title.
          If no Event of Default as defined in the Indenture shall have occurred and be then continuing, the Issuer, at its option, may redeem the Outstanding Bonds of this Series 6 in whole or in part, and if in part, by lot in such manner as may be determined by the Trustee, on or after March 1, 1998 at a Redemption Price equal to 100% of the principal amount of the Bonds to be redeemed (plus interest accrued and unpaid on such Bonds to but not including the Redemption Date).
          The Bonds of this Series 6 are subject to Mandatory Redemption at any time in whole or in part, and if in part, by lot in such manner as may be determined by the Trustee at a Redemption Price equal to 100% of the principal amount of the Bonds to be redeemed (plus interest accrued and unpaid on such Bonds to but not including the Redemption Date) to the extent of any proceeds received by the Issuer as a result of the purchase of any Defaulted Pooled Asset by the Servicer therefor or the Guarantor as soon as practicable following the receipt of such proceeds by the Issuer.
          The Bonds of this Series 6 are subject to Mandatory Redemption in whole or in part, and if in part, by lot in such manner as may be determined by the Trustee at the Redemption Prices (expressed as percentages of the principal amount of the Bonds of this Series 6 to be redeemed) as set forth below (plus interest accrued and unpaid on such Bonds to, but not including, the Redemption Date) to the extent of any proceeds received by the Issuer as a result of the early termination of any Pooled Asset and the purchase of the related Equipment by the Lessee or Debtor thereunder as soon as practicable following the receipt of such proceeds by the Issuer.
                Redemption Period            Redemption Price
          Prior to September 19, 1997              101%
          On or after September 19, 1997           100%
          If an Event of Default as defined in the Indenture shall occur and be continuing, the principal of all the Bonds, or of all the Bonds of any Series, may become or be declared due and payable in the manner and with the effect provided in the Indenture.
          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond may be registered on the Bond Register of the Issuer, upon surrender of this Bond for registration of transfer at the office or agency of the Issuer in the United States of America, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Series and maturity, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
          Prior to the due presentment for registration of transfer of this Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Bond be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.
          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of a majority in aggregate principal amount of Bonds at the time Outstanding (as defined in the Indenture), in case Outstanding Bonds of all Series are to be affected, or with the consent of the Holders of a majority in aggregate principal amount of the Bonds at the time Outstanding of each Series to be affected, in case one or more, but less than all, of the Series of Bonds then Outstanding are to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Bonds at the time Outstanding, and of Bonds at the time Outstanding of each Series to be affected in case one or more, but less than all, such Series are to be affected, on behalf of the Holders of all the Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond.
          The term "Issuer" as used in this Bond includes any successor under the Indenture.
          The Bonds are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof, as provided in the Indenture and subject to certain limitations therein set forth. The Bonds are exchangeable for a like aggregate principal amount of Bonds of the same Series and maturity of a different authorized denomination, as requested by the Holder surrendering same.
          No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.
Section 3.      Aggregate Principal Amount.
          The aggregate principal amount of Series 6 Bonds that may be authenticated and delivered under the Indenture and this Eighth Supplemental Indenture is limited to $7,200,000 except for Bonds authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Series 6 Bonds pursuant to Sections 3.04, 3.05, 3.06, 10.06 or 12.04 of the Indenture.
Section 4.      Maturity and Interest Rates.
          The Series 6 Bonds shall mature and shall bear interest as follows:
              Stated Maturity         Amount        Interest Rate
          September 1, 1996         $1,400,000          6.00%
          March 1, 1997             $  795,000          6.25%
          September 1, 1997         $  795,000          6.25%
          March 1, 1998             $  810,000          6.50%
          September 1, 1998         $  810,000          6.50%
          March 1, 1999             $  808,000          6.75%
          September 1, 1999         $  807,000          6.75%
          March 1, 2000             $  433,000          7.00%
          September 1, 2000         $  432,000          7.00%
          March 1, 2001             $  110,000          7.00%
Section 5.      Semiannual Payment Dates.
          With respect to the Series 6 Bonds, the term Semiannual Payment Dates shall mean September 1 and March 1.
Section 6.      Redemption of Series 6 Bonds.
          The Series 6 Bonds shall be subject to mandatory and optional redemption prior to maturity, to the extent specifically set forth in the form of Series 6 Bond set forth in this Eighth Supplemental Indenture.
Section 7.      Representations and Warranties.
          The Issuer hereby makes the following representations and warranties with respect to the Pooled Assets set forth on Schedule A hereto, in each case to the best of its knowledge:
          a.    The information set forth in the Schedule of Pooled
    Assets is true and correct in all material respects at the date or dates respecting which such information is furnished;
          b.    Each Pooled Asset by its terms permits the Lessor/Debtor
    to assign such Pooled Asset and its rights and interests thereunder without the consent of the Lessee/Debtor thereunder;
          c.    As of the date of execution and delivery of this
    Supplemental Indenture, each Pooled Asset is in full force and effect and the Issuer has granted to the Trustee as security for the Bonds a security interest in the Issuer's right, title and interest in and to such Pooled Asset and the related Equipment which security interest has been perfected by filing pursuant to the Uniform
    Commercial Code of Wisconsin and with respect to each item of the Equipment, a filing pursuant to the Uniform Commercial Code of the jurisdiction where such item of Equipment is located and where the principal place of business of the Lessee/Debtor under the related
    Pooled Asset is located, provided that in general no fixture filings have been made with respect to the Equipment;
          d.    The Issuer acquired the Pooled Assets in good faith,
    without notice of any adverse claim;
          e.    As of the date of execution and delivery of this
    Supplemental Indenture, the Issuer is the sole legal owner of each
    Pooled Asset free and clear of all liens, security interests and other encumbrances (except for a security interest which secures the
    Series 6 Bonds or indebtedness of the Issuer which is subordinate to the prior payment of principal and interest on the Series 6 Bonds and which is subordinate to the security interest securing the Series 6
    Bonds (a "Subordinate Security Interest")) and the Issuer or the
    Lessee or Debtor under such Pooled Asset is the sole owner of the related Equipment, and immediately upon the transfer and assignment herein contemplated (and assuming that the Trustee complies with its obligations under the Indenture and this Supplemental Indenture and has not in its individual capacity taken any action to grant any interest in any Pooled Asset to any other Person), except for a
    Subordinate Security Interest, the Trustee shall have good title to, and will be the sole legal owner of, each Pooled Asset free and clear of all liens, security interests and other encumbrances and will have a valid perfected security interest in the Issuer's right, title and interest to the related Equipment;
          f.    As of the date of execution and delivery of this
    Supplemental Indenture, the terms of each Pooled Asset have not been waived, altered or modified in any material respect, except by written instruments included in the Pooled Asset File;
          g.    As of the date of execution and delivery of this
    Supplemental Indenture, insurance policies are in effect which provide coverage against loss of or damage to each item of Equipment in an amount at least equal to the full insurable value thereof; and
          h.    The aggregate scheduled rental payments under the Pooled
    Assets securing Series 6 Bonds during the six-month periods ending on each Supplemental Payment Date for Bonds of such Series to and including the final Stated Maturity of the Series 6 Bonds after deducting all Servicer's fees and Trustee's fees respecting such
    Pooled Assets and Series 6 Bonds accruing during such period equal or exceed the principal of and interest on the Series 6 Bonds which are due and payable on such Semiannual Payment Date.
It is understood and agreed that the representations and warranties set forth in this Supplemental Indenture (with respect to representations and warranties which are as of a particular date, in each case as of such date) shall survive delivery of the respective Pooled Asset Files to the Trustee and shall continue throughout the terms of the Indenture and this Supplemental Indenture.
Section 8. Ratio of Net Investment in Pooled Assets to Outstanding Principal Amount of Series 6 Bonds.
          The Issuer covenants and agrees that so long as any Series 6 Bonds are Outstanding, the Issuer's aggregate net investment (determined in accordance with generally accepted accounting principles) in the Pooled Assets securing the Series 6 Bonds together with any cash held by the Trustee as collateral for the Series 6 Bonds (excluding cash held in an amount equal to the then accrued but unpaid interest on the Series 6 Bonds) shall at all times be in an amount not less than 110% of the aggregate principal amount of the Series 6 Bonds then Outstanding.
                               ARTICLE TWO
                              Miscellaneous
Section 1.      Terms Defined in the Indenture.
          All terms used in this Eighth Supplemental Indenture which are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them therein, except to the extent such terms are defined in this Eighth Indenture or the context clearly requires otherwise.
Section 2.      Ratification of Indenture.
          As supplemented and amended by this Eighth Supplemental Indenture, the Indenture as previously amended is in all respects ratified and confirmed and the Indenture as previously amended and as so supplemented by this Eighth Supplemental Indenture shall be read, taken and construed as one and the same instrument.
Section 3.      Counterparts.
          This Eighth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.
          IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Eighth Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized and their respective seals duly attested to be hereunto affixed all as of the day and year first above written.
                           ZIEGLER COLLATERALIZED SECURITIES, INC.
[SEAL]
                           By /s/ Lynn R. Van Horn
                                 Lynn R. Van Horn, President
Attest:
/s/ Janine R. Schmidt
Janine R. Schmidt, Secretary
                           M&I FIRST NATIONAL BANK
                           West Bend, Wisconsin,
                                 as Trustee
[SEAL]
                                      By /s/ R. T. Stephenson
                                      Title Executive Vice President
Attest:
/s/ M. L. Hron
Title Vice President
       Acknowledgement of Ziegler Collateralized Securities, Inc.
STATE OF WISCONSIN         )
                           ) SS.
COUNTY OF WASHINGTON       )
          On this 18th day of September, 1995, before me, a Notary Public in and for said county, the undersigned officer, personally appeared L. R. Van Horn and J. R. Schmidt, severally acknowledged themselves to be the President and Secretary, respectively, of ZIEGLER COLLATERALIZED SECURITIES, INC., a Wisconsin corporation, and that they, as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves as such President and Secretary, respectively.
          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.
                           /s/ Rusty L. Dankert
                           Notary Public, Washington County, Wisconsin
[NOTARIAL SEAL]            My Commissionexpires: 6/29/97
               Acknowledgement of M&I First National Bank
STATE OF WISCONSIN         )
                           ) SS.
COUNTY OF WASHINGTON       )
          On this 18th day of September, 1995, before me, a Notary Public in and for said county, appeared R. T. Stephenson and M. F. Hron of M&I FIRST NATIONAL BANK, West Bend, Wisconsin, Trustee, to me personally known, who being by me duly sworn, did say that they are the Executive Vice President and Vice President, respectively, of M&I FIRST NATIONAL BANK, West Bend, Wisconsin, and that the seal affixed to said instrument is the corporate seal of the said Association and that said instrument was signed and sealed on behalf of the said Association by authority of its Board of Directors, and that the said R.
T. Stephenson and M. F. Hron acknowledged said instrument to be the free act and deed of said Association.
          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.
                           /s/ Roseann Zautcke
                           Notary Public, Washington County, Wisconsin
[NOTARIAL SEAL]            My Commissionexpires Sept. 1, 1996
                                   APPENDIX A
                          DESCRIPTION OF POOLED ASSETS
                                    SECURING
                                 SERIES 6 BONDS

OPTION TO

PURCHASE
                                                                                                  AGGREGATE
PURCHASE  EQUIPMENT
                                                                                                   PAYMENTS
PRICE  OR PREPAY
                                                                                                  FROM DATE
(ISSUER'S DEBT PRIOR
                                        DESCRIPTION                                             OF PURCHASE
INITIAL NET  TO END OF
                              DATE OF   OF                      TYPE OF         MONTHLY           TO
END OF  INVESTMENT)  CONTRACT
LESSEE                       CONTRACT   EQUIPMENT            CONTRACT (3)<F8>
PAYMENT          CONTRACT OF CONTRACT TERM (1)<F6>
-------                     ---------   ----------           ------------    ----------         -----------  -----------
---------
Information Storage            10/1/94  Various Test and           L          $4,958.14
$178,493.04  $168,496.77  None(2)
Devices, Inc.                           Manufacturing
San Jose, CA                            Equipment

Information Storage             1/1/95  Various Test and           L          $3,994.24
$155,775.36  $142,936.67  None(2)
Devices, Inc.                           Manufacturing
San Jose, CA                            Equipment

Information Storage             7/1/95  Manufacturing              L          $2,170.64
$97,678.80  $84,707.68    None
Devices, Inc.                           Equipment
San Jose, CA

Cardiology Consultants, P.A.    5/1/95  2 Sopha DST Gamma          L          $13,623.34
$912,763.78  $693,688.81  None
d/b/a Cardiac Diagnostic                Cameras
Center
Newark, DE

Cardiology Associates of       11/1/95  Miscellaneous Medical      L          $2,061.06
$109,236.18   $90,866.55  None
Lubbock, P.A.                           and Office
Lubbock, TX                             Equipment

Cardiology Consultants, P.A.    5/1/95  2 Sopha DS-7 Gamma         L          $8,596.66
$507,202.94  $398,941.61  None
d/b/a Cardiac Diagnostic                Cameras
Center
Newark, DE

Information Storage            10/1/95  2-142A Memory Test         L          $2,207.20
$88,288.00   $77,942.78  None
Devices, Inc.                           Systems
San Jose, CA

Information Storage             1/1/96  3-142A Memory Test         L          $3,312.52
$142,438.36  $124,524.41  None
Devices, Inc.                           Systems
San Jose, CA

West Bend Clinic, S.C.          7/1/95  Acuson 128 XP-10           L          $2,306.91
$131,493.87  $105,949.60  None
West Bend, WI                           Ultrasound System

Providence Medical Center       7/1/95  Datascope Monitoring       L          $1,353.85
$77,169.45   $61,956.60   None
Wayne, NE                               Equipment

Cardiology Associates of        8/1/95  Miscellaneous Medical      L          $17,096.69
$991,608.02  $808,965.64  None
Lubbock, P.A.                           and Office Equipment
Lubbock, TX

The Parish of Saint Elizabeth 10/20/94  Modular Building           L          $1,665.00
$138,195.00  $102,892.19  None
of Hungary, The Catholic
Diocese of Miami, Florida
Pompano Beach, FL

Broadlawns Medical Center     10/20/94  Philips BV29 Mobile C-Arm  L          $2,191.86
$107,401.14  $89,543.37   None
Des Moines, IA

Radiologists, P.C.             3/20/95  ATL Ultramark HDI 3000     L          $4,172.70
$175,253.40  $147,953.41  None
Kansas City, MO                         Ultrasound System

Kings Medical of Wisconsin,    6/20/95  Philips Gyroscan T5        L          $11,286.37
$643,323.09  $514,910.30  None
Limited Liability Company
Hudson, OH

Kings Medical Company          6/20/95  Warranty and Leaseholds    L          $10,391.04
$592,289.28  $474,063.31  None
Hudson, OH

Cascade Microtech, Inc.        6/20/95  Furniture, Fixtures        L          $1,980,71
$112,900.47  $96,744.29   None(2)
Beaverton, OR                           and Equipment

City of Harriman Tennessee     9/15/94  SAI Computer System       NR(A)       $5,546.12
$260,667.64  $216,787.18  N/A
d/b/a Harriman City Hospital
Harriman, TN

Meditek Palms, Inc.             4/1/95  Impact 1.0 Tesla MRI      NR(B)       $16,895.66
$963,052.62  $794,537.46  N/A
Miami, FL

Bothwell Regional               7/1/95  Sopha DST XL Gamma        NR(C)        $9,651.00
$550,107.00  $464,210.00  N/A
Health Center                           Camera
Sedalia, MO

Cardiovascular Associates      12/1/94  Sopha DST Gamma           NR(D)        Variable
$330,956.00  $280,659.58  N/A
of North Alabama, P.C.                  Camera
Birmingham, AL

St. Agnes Hospital of           9/1/94  Varian Clinic 2100        NR(E)        $19,397.23
$911,669.81  $795,360.19  N/A
Fond du Lac                             Linear Accelerator and
Fond du Lac, WI                         Simulator

Lima Memorial Hospital          8/1/94  Philips SR 7000 CT        NR(F)        $15,197.13
$699,067.98  $608,740.06  N/A
Lima, OH                                System

Simpson General Hospital        6/5/95  ATL HDI 9 Ultramark       NR(G)        $2,925.00
$157,950.00  $134,428.91  N/A
Mendenhall, MS                          Ultrasound System

Mission Packaging, Inc.        3/10/95  Plastic Molding Assembly  NR(H)        $18,029.60
$955,568.80  $794,373.01  N/A
Tigard, OR                              Equipment

Plants In Design, Inc.         3/10/95  Containers and Pull Units NR(I)        $5,914.38
$313,462.14  $260,583.92  N/A
Miami, FL

St. Mary's Hospital            2/20/95  Toshiba Powerpace         NR(J)        $3,221.37
$132,076.17  $116,678.70  N/A
Nebraska City, NE                       Upgrade for SSA-2700

Kershaw County Memorial        3/20/95  IMED IV Pumps             NR(K)        $2,156.08
$116,428.32  $99,090.42   N/A
Hospital
Camden, SC

$9,705,351.18$8,058,258.07
(1)<F6>Except as otherwise indicated in note (2), lessee has option to purchase leased equipment for $1.00 at end of lease term.
(2)<F7>Lessee required to purchase leased equipment for bargain purchase price
 (10% of original equipment cost) at end of lease term.
(3)<F8>L = Lease; NR = Non-Recourse loan; PMSA = Purchase Money Security
 Agreement loan.

For Footnotes (A) through (K) describing the Non-Recourse loan instruments in further detail, please see Schedule I attached hereto.
                                      SCHEDULE I
(A) Non-Recourse Installment Note of Chesterfield Financial Corp. to the order of Ziegler Leasing Corporation, dated September 15, 1994
     (Agreement #00408-00-00001)
(B) Non-Recourse Installment Note of Ziegler Leasing Corporation to the order of Ziegler Collateralized Securities, Inc., dated April 1, 1995
     (Agreement #10340-00-00001)
(C) Non-Recourse Installment Note of Ziegler Leasing Corporation to the order of Ziegler Collateralized Securities, Inc., dated July 1, 1994
     (Agreement #00378-00-00003)
(D) Non-Recourse Installment Note of Ziegler Leasing Corporation to the order of Ziegler Collateralized Securities, Inc., dated December 1, 1994 (Agreement #10361-00-00004)
(E) Non-Recourse Installment Note of Ziegler Leasing Corporation to the order of Ziegler Collateralized Securities, Inc., dated September 1, 1994 (Agreement #00298-00-00007)
(F) Non-Recourse Installment Note of Ziegler Leasing Corporation to the order of Ziegler Collateralized Securities, Inc., dated August 1, 1994 (Agreement #00292-00-00001)
(G) Non-Recourse Installment Note of Ziegler Leasing Corporation to the order of Ziegler Collateralized Securities, Inc., dated June 5, 1995
     (Agreement #00410-00-00001)
(H) Non-Recourse Installment Note of Ziegler Leasing Corporation to the order of Ziegler Collateralized Securities, Inc., dated March 10, 1995 (Agreement #10364-00-00001)
(I) Non-Recourse Installment Note of Ziegler Leasing Corporation to the order of Ziegler Collateralized Securities, Inc., dated March 10, 1995 (Agreement #10357-00-00002)
(J) Non-Recourse Installment Note of Ziegler Leasing Corporation to the order of Ziegler Collateralized Securities, Inc., dated February 20, 1995 (Agreement #00301-00-00002)
(K) Non-Recourse Installment Note of Ziegler Leasing Corporation to the order of Ziegler Collateralized Securities, Inc., dated March 20, 1995 (Agreement #00396-00-00002)